UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

&

Croft Income Fund

SEMI - ANNUAL REPORT

October 31, 2007

December 28, 2007

Dear Shareholder:

The Croft Value Fund continues to employ our value-oriented and somewhat contrarian investment philosophy in an effort to provide above average returns for our shareholders.  This year our outperformance has been due, in part, to holdings in the energy and agriculture sectors.  Our exposure to international infrastructure was a factor, as well as avoidance of blow-ups in the financial sector.  Our strategy is based on the generation of stock ideas that lead to committed investments for the long term.  We find undervalued stocks with varying market capitalizations that generally tend to fall into one of three categories: 1) companies that have a potential catalyst for appreciation that the market has not fully valued; 2) companies that have price-to earnings (P/E) ratios lower than the market, but we believe will have good long-term growth rates and 3) contrarian ideas, which occur when a company has fallen out of favor with the market but still has good underlying prospects.

The equity market experienced considerable volatility in the second half of the year.  Significant issues still exist in the housing and credit markets.  These problems are serious, and investors are wise to ask if we’ve seen the worst of the storm.  One thing we know for certain about the market is that it will always have periods of volatility.  That said, global growth continues to be strong, and with approximately 45% of S&P 500 profits coming from overseas we expect international growth to bolster sales and earnings growth among U.S. corporations.  Domestically, the economy has been resilient with relatively low interest rates, low unemployment, and moderate inflation pressures.  This environment fits well with our overall investment approach.  As value-oriented investors with a contrarian bent, we look to buy stocks at a discount to intrinsic value and are constantly searching for advantageous entry points.

We believe that there are attractive investment opportunities within selected segments of the energy sector.  Some examples of our energy holdings are Petrobank Energy and Resources Inc., Nexen Inc., OPTI Canada Inc., Southwestern Energy Co., and Ultra Petroleum Corp.   We believe that oil prices will remain elevated for the foreseeable future, benefiting oil sands developers.  Global oil production is concentrated in large, declining, state-owned fields.  Production of the 24 largest publicly traded oil companies (accounting for 24% of global production) has been flat for the last 3 years despite record nominal prices.  Higher prices have also failed to moderate demand; with gasoline prices having exceeded $3.00 per gallon, U.S. demand is up over 2% year to date.  Further, in early July the IEA released it’s Medium Term Oil Market Report.  In a significant departure from previous IEA forecasts, the Agency found that “Despite four years of high oil prices, this report sees increasing market tightness beyond 2010, with OPEC spare capacity declining to minimal levels by 2012.”

Canada’s oil sands are located in northwest Alberta; the provincial government believes that approximately 175 billion barrels of oil are recoverable using current technology; by comparison Saudi Arabia claims proved reserves of 260 million barrels.  Canadian oil sands projects are not subject to the risk of drilling failure, have reserve lives measured in decades, and benefit from a politically secure location.

North American natural gas is another segment of the energy sector that we find attractive.  Natural gas is becoming more difficult and more costly to find in North America, which we believe will lead to higher prices over time.  In 2006, 30,000 wells were drilled compared to less than 10,000 wells per year in the 1990s.  Despite this level of drilling activity, production has remained flat.  We favor a small group of North American natural gas producers that have long-lived reserves, low-cost production, excellent exploration potential, and the ability to meaningfully grow production.

This year we eliminated our position in Boeing Co.  The shares had appreciated to a level that properly discounted the firm’s exposure to emerging market demand and we therefore took profits.  We also eliminated our position in Sears Holdings Corp. due to a loss of confidence in management’s ability to execute at the operational level.

We believe that our philosophy of investing is relatively risk averse.  As always, we attempt to reduce portfolio downside through diversification and extensive bottom-up research while avoiding the vagaries of market timing.  Currently the Value Fund owns shares of companies across more than 30 different industries.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

December 28, 2007

Dear Shareholder:

As of December 28, 2007, approximately 37% of the Income Fund’s assets are invested in short term, high-quality securities, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of inflation and uncertain credit markets.

In September, in response to turmoil in the subprime mortgage market and a general credit crunch, the Federal Reserve changed course and cut the Fed Funds rate by 50 basis points to 4.75%.  Six weeks later the Fed followed through with another 25 basis point cut.  We believe the subprime and general credit problems are serious, and have accordingly maintained our conservative allocation with respect to short term reserves.  We stand ready to opportunistically redeploy our short-term investments over time as the interest rate environment and credit market evolves.  Despite pervasive negativity in the financial press, not all the news is bad.  With the exception of oil, commodity prices remained stable through 2007.  In the second and third quarters, productivity growth accelerated, increasing 2.2% and 6.3% respectively.  These factors have contributed to alleviated inflationary pressures.  Thus far in 2007, the Consumer Price Index has increased at an annualized rate of 2.6% on average.   We believe that current asset allocation of the Income Fund reflects both the risks and the opportunities in the current interest rate environment.

As of December 28, 2007, the Income Fund had the following characteristics: net yield of approximately 5.2%, weighted average yield to maturity of 6.0%, weighted average duration (measure of sensitivity to interest rates) of 4.4 years, and weighted average maturity of 7.3 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 66 corporate bond issues in 18 different industries. Additionally, 80% of the Fund’s assets are rated investment grade.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

Croft Value Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Croft Income Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

	Croft Value Fund
	Schedule of Investments
	October 31, 2007 (Unaudited)

Shares		Value

COMMON STOCKS - 88.28%

Agricultural - 1.58%
4,996	CF Industries Holdings, Inc.	$ 439,148

Aircraft & Parts - 1.39%
12,046	AAR Corp.	386,074

Banks, S&L's And Brokers - 1.83%
9,174	Bank Of America Corp.	442,921
1,400	Lloyds TSB Group Plc.	64,008
		506,929
Building & Construction - 5.98%
2,900	Chicago Bridge & Iron Co.	145,000
2,658	Fluor Corp.	419,964
6,656	Foster Wheeler Ltd.	986,752
2,952	Trinity Industries, Inc.	106,685
		1,658,401
Business Services - 0.95%
7,660	Amdocs Ltd.	263,504

Cable Tv & Cellular Telephone - 1.79%
6,884	General Cable Corp.	495,579

Capital Equipment - 6.30%
4,299	Deere & Co.	665,915
5,666	Terex Corp.	420,531
4,190	Caterpillar, Inc.	312,616
4,527	United Technologies Corp.	346,723
		1,745,785
Consumer Nondurables - 2.42%
4,253	Procter & Gamble Co.	295,669
5,124	Altria Group, Inc.	373,693
		669,362
Consumer Services - 0.41%
1,920	McDonalds Corp.	114,624

Containers & Paper - 0.17%
1,500	Packaging Corp. of America	47,760

Financial Services - 4.86%
2,723	St. Joe Co.	92,201
7,721	Citigroup, Inc.	323,510
5,732	Bank Of New York Co., Inc.	280,008
16,296	Invesco Plc ADR	499,635
4,595	Waddell & Reed Financial, Inc.	152,646
		1,348,000
Forester Products - 3.79%
5,034	Potlatch Corp.	239,920
10,661	Weyerhaeuser Co.	809,277
		1,049,197
Gas & Gas Transmission - 4.96%
7,630	Ultra Petroleum Corp.	540,662
5,035	Southern Union Co.	158,603
18,529	Williams Companies, Inc.	676,123
		1,375,388
Healthcare - 3.30%
5,874	Unitedhealth Group, Inc.	288,707
3,978	Edwards Lifesciences Corp.	199,775
5,353	Lincare Holdings, Inc.	186,124
10,145	Qiagen	238,813
		913,419
Home Improvement Stores - 1.35%
13,864	Lowes Companies, Inc.	372,803

Industrial Goods - 3.14%
7,250	USG Corp.	288,188
1,699	Eaton Corp.	157,293
3,924	Perkinelmer, Inc.	107,988
7,837	Baldor Electric Co.	315,988
		869,457
Insurance Agents,Broker & Serv - 1.24%
13,278	Marsh & Mclennan Companies, Inc.	343,767

International Oil & Gas - 8.05%
13,483	Baja Mining Corporation	31,388
1,372	Canadian Natural Resources Ltd.	114,150
10,284	Opti Canada, Inc.	207,737
10,640	Nexen, Inc.	359,738
70,188	Oilsands Quest, Inc.	384,630
22,662	Petrobank Energy & Resources Ltd.	1,133,100
		2,230,743
Life Insurance - 2.54%
9,602	Genworth Financial, Inc.	262,135
4,573	Prudential Financial, Inc.	442,301
		704,436
Media & Entertainment - 2.79%
9,544	Liberty Media Interactive	202,619
3,012	Liberty Media Capital	376,440
4,667	Viacom, Inc. Class B	192,700
		771,759
Metals & Mining - 2.41%
4,894	Freeport Mcmoran Copper & Gold, Inc.	575,926
26,170	Fortune Minerals Ltd.	62,023
5,144	Sprott Moylbdenum	29,218
		667,167
Multi-Industry - 4.52%
2,890	Textron, Inc.	200,017
5,800	General Electric Co.	238,728
4,427	Pentair, Inc.	156,672
4,143	ITT Corp.	277,250
6,293	Honeywell International, Inc.	380,160
		1,252,827
Natural Gas - 2.72%
6,444	Penn West Energy Trust	205,564
6,063	Southwestern Energy Co.	313,639
5,035	Bill Barrett Corp.	235,638
		754,841
Pharmaceuticals - 4.30%
8,188	Pharmaceutical Product Development	345,861
1,563	Cephalon, Inc.	115,256
2,855	Icon Public Ltd. Co. ADR	165,590
4,331	Johnson & Johnson	282,251
5,824	Pfizer, Inc.	143,329
2,843	Wyeth	138,255
		1,190,542
Property & Casualty Insurance - 3.41%
7,431	American International Group, Inc.	469,045
7,858	Ace Ltd.	476,273
		945,318
Real Estate Investment Trusts - 1.24%
7,707	Plum Creek Timber Co., Inc.	344,272

Retail Stores - 1.00%
15,026	Collective Brands, Inc.	277,831

Specialty Chemicals - 2.91%
3,902	3M Co.	336,977
3,150	Albemarle Corp.	150,444
5,532	FMC Corp.	318,090
		805,511
Technology - 2.52%
8,251	Verisign, Inc.	281,277
4,150	Altera Corp.	81,423
10,174	Cisco Systems, Inc.	336,352
		699,052
Telephones & Communications - 1.23%
8,870	Corning, Inc.	215,275
41,230	Level 3 Communications, Inc.	124,927
		340,202
Transportation - 1.30%
1,000	Burlington Northern Santa Fe Corp.	87,150
2,886	Canadian National Railway Co.	161,587
1,025	Kansas City Southern	39,657
1,400	Norfolk Southern Corp.	72,310
		360,704
Utilities - 1.88%
2,634	PG&E Corp.	128,882
1,812	Firstenergy Corp.	126,296
9,898	Sierra Pacific Resources	166,979
2,343	Pinnacle West Capital Corp.	94,657
		516,814

TOTAL FOR COMMON STOCKS (Cost $18,149,525) - 88.28%		$ 24,461,216

SHORT TERM INVESTMENTS - 11.70%
3,243,062	Short-term Investment Company Prime Portfolio 4.93% ** (Cost $3,243,062)	3,243,062

TOTAL INVESTMENTS (Cost $21,392,587) - 99.98%		$ 27,704,278

OTHER ASSETS LESS LIABILITIES - 0.02%		5,838

NET ASSETS - 100.00%		$ 27,710,116

ADR - American Depsoitory Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2007.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	October 31, 2007 (Unaudited)

Shares		Value

CLOSED END MUTUAL FUNDS - 2.61%

Taxable Bond Funds - 2.61%
6,200	Alliance World Dollar Govt II Fund	$ 82,708
9,600	Templeton Emerging Markets Income Fund	132,000
4,500	Western Asset Worldwide Inc. Fund	59,175

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 2.61%		$ 273,883

CORPORATE BONDS - 60.72%
Accident & Health Insurance - 1.61%
123,000	Aflac, Inc. 6.50%, 4/15/09	125,706
40,000	Unumprovident Corp. , 7.625%, 3/01/11	42,544
		168,250
Bituminous Coal & Lignite Surface Mining - 0.47%
50,000	Massey Energy Co., 6.625%, 11/15/10	48,875

Business Equipment - 0.54%
60,000	Pitney Bowes, Inc. 4.75%, 5/15/18	56,436

Cable TV & Cellular Telephone - 1.06%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	110,580

Chemicals - 4.87%
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	68,575
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	147,000
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	86,235
100,000	Hanna (M.A.) Co. Notes, 6.580%, 2/23/11	92,000
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	30,825
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	85,140
		509,775
Containers & Paper - 1.52%
30,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	22,200
150,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	105,750
45,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	30,825
		158,775
Electric & Gas Utilities - 1.64%
100,000	Dominion Resources, Inc. 6.250%, 6/30/12	103,850
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	67,811
		171,661
Electronic Instruments and Controls - 1.02%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	41,976
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	65,202
		107,178
Energy and Energy Services - 0.67%
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	70,440

Environmental Service/Pollution Control - 0.51%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	53,760

Federal & Federally-Sponsored Credit Agencies - 14.91%
150,000	Federal Home Loan Mortgage Corp., 5.500%, 7/28/15	150,075
121,000	Fannie Mae 4.00%, 12/18/14	115,023
100,000	Fannie Mae 4.50%, 12/18/17	95,310
90,000	Fannie Mae 4.50%, 5/28/15	87,381
43,000	Fannie Mae 4.50%, 6/11/18	40,863
110,000	Fannie Mae 4.73%, 4/8/11	109,758
105,000	Fannie Mae 4.81%, 6/30/16	102,669
200,000	Fannie Mae 5.00%, 7/24/18	195,000
120,000	Fannie Mae 5.00%, 7/2/18	117,156
125,000	Federal Farm Credit Bank 5.41 11/7/16	126,600
80,000	Federal Home Loan Bank 4.50%, 6/12/13	78,648
75,000	Federal Home Loan Mortgage Corp.	75,000
158,000	Freddie Mac 5.00%, 7/23/20	152,944
121,000	Freddie Mac 4.55%, 3/15/18	115,918
		1,562,345
Financial Services - 1.64%
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	103,280
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	68,940
		172,220
Gas & Gas Transmission - 0.91%
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	95,090

Home Improvement Stores - 0.29%
30,000	Home Depot, Inc. 5.20%, 3/1/11	29,868

Home Lawn & Garden Equipment - 1.03%
100,000	Toro Company Debentures, 7.800%, 6/15/27	107,670

Hotels & Motels - 0.76%
100,000	Harrah's Operating Co., 6.500%, 6/1/16	79,500

Industrial Goods - 0.72%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	75,720

Insurance Agents, Brokers & Service - 1.14%
120,000	Marsh & McLennan Co. , 5.750%, 9/15/15	119,868

International Gas & Oil - 3.07%
175,000	Nexen, Inc. 5.05%. 11/20/13	170,887
150,000	Opti Canada, Inc. 8.25% 12/15/14 *	150,375
		321,262
Life Insurance - 1.46%
160,000	Prudential Finanical, Inc. 4.5% 7/15/13	153,248

Media & Entertainment - 2.02%
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	211,599

Miscellaneous Consumer Goods & Services - 1.11%
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	116,170

Miscellaneous Manufacturing Industries - 0.24%
25,000	Blyth, Inc., 7.90%, 10/1/09	25,375

Mobile Homes - 0.50%
50,000	Champion Enterprises, Inc., 7.625%, 5/15/09	52,250

Natural Gas Distribution - 0.95%
100,000	Southern Union Co., 4.80%, 8/15/08	99,600

Paper & Paper Products - 1.75%
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	100,000
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	83,500
		183,500
Pipelines - 1.47%
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	154,200

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.55%
60,000	Albemarle Corp., 5.100%, 2/1/15	57,540

Printing & Publishing - 1.77%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	185,361

Radiotelephone Communications - 0.92%
95,000	Nextel Communications, Inc. , 7.380%, 8/1/15	96,045

Retail Stores - 0.90%
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	42,026
55,000	Sears Roebuck Co. , 7.500%, 10/15/27	52,729
		94,755
Security & Protection Services - 1.13%
115,000	L-3 Communications Corp. 7.625%, 6/15/12	118,450

Semiconductors - 0.29%
30,000	Flextronics International 9.875%, 7/01/10	30,600

Steel & Iron - 1.91%
185,000	Carpenter Technology 7.625%, 8/15/11	199,966

Steel Works, Blast Furnaces & Rolling Mills - 0.91%
91,000	U.S. Steel, LLC, Senior Notes, 10.750%, 8/1/08	95,459

Telephones & Communications - 3.62%
95,000	Alltel Corp. 7.875% Due 7/1/32	76,893
186,000	AT&T Corp Lib Med 8.25%, 2-01-2030	186,000
115,000	Motorola Inc 6.5%, 11/15/28	111,147
4,656	Nynex Corp Amort Debentures 9.55%, 5/1/10	4,878
		378,918
Tires - 0.79%
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	82,704

Wholesale-Computer & Peripheral Equipment & Software - 0.07%
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,000

TOTAL FOR CORPORATE BONDS (Cost $6,112,529) - 60.72%		$ 6,362,013

COMMERCIAL PAPER - 1.91%
100,000	General Electric Credit Corp. 5.08% 8/14/07	100,000
100,000	Toyota Credit Corp. 5.16% 11/27/07	$ 100,000

TOTAL FOR COMMERCIAL PAPER (Cost $200,000) - 1.91%		$ 200,000

SHORT TERM INVESTMENTS - 33.57%
3,517,631	Short-term Investment Company Prime Portfolio 4.93% ** (Cost $3,517,631)	3,517,631

TOTAL INVESTMENTS (Cost $10,104,043) - 98.81%		$ 10,353,527

OTHER ASSETS LESS LIABILITIES - 1.19%		124,853

NET ASSETS - 100.00%		$ 10,478,380

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2007.
The accompanying notes are an integral part of these financial statements.

Croft Funds
Statement of Assets and Liabilities
October 31, 2007 (Unaudited)

Assets:	Value Fund	Income Fund
Investments in Securities, at Value (Cost $21,392,587 and
$10,104,043, respectively)	$ 27,704,278	$ 10,353,527
Cash	27,171	0
Receivables:
Dividends and Interest	29,585	142,169
Due from Advisor	0	2,112
Prepaid Expenses	17,414	16,938
Total Assets	27,778,448	10,514,746
Liabilities:
Payables:
Accrued Management Fees	20,338	0
Other Accrued Expenses	16,236	13,935
Dividends Payable	0	22,431
Securities Purchased	31,758	0
Total Liabilities	68,332	36,366
Net Assets	$ 27,710,116	$ 10,478,380

Net Assets Consist of:
Paid In Capital	$ 20,333,013	$ 10,837,118
Accumulated Undistributed Net Investment Income	42,280	21,282
Accumulated Undistributed Realized Gain (Loss) on Investments	1,023,132	(556,146)
Unrealized Appreciation in Value of Investments	6,311,691	176,126
Net Assets, for 1,017,233 and 1,053,797 Shares Outstanding	$ 27,710,116	$ 10,478,380

Net Asset Value Per Share	$ 27.24	$ 9.94

The accompanying notes are an integral part of these financial statements.

Croft Funds
Statement of Operations
For the six months ended October 31, 2007 (Unaudited)

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign witholding taxes of $85 and $0, respectively)	$ 140,830	$ 8,155
Interest	67,384	334,082
Total Investment Income	208,214	342,237

Expenses:
Advisory Fees (Note 3)	113,751	42,543
Distribution Fees	20,800	13,800
Transfer Agent Fees	12,880	10,733
Insurance Fees	6,554	8,979
Audit Fees	6,554	6,554
Legal Fees	6,265	6,554
Registration Fees	4,628	4,628
Custody Fees	6,624	2,561
Printing and Mailing Fees	1,840	1,008
Miscellaneous Fees	1,105	920
Trustee Fees	517	340
Total Expenses	181,518	98,621
Fees Waived and Reimbursed by the Advisor (Note 3)	0	(39,384)
Net Expenses	181,518	(59,237)

Net Investment Income	26,696	283,000

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	788,439	10,012
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,061,780	(147,578)
Net Realized and Unrealized Gain (Loss) on Investments	2,850,219	(137,566)

Net Increase in Net Assets Resulting from Operations	$ 2,876,915	$ 145,434

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	10/31/2007	4/30/2007
Increase in Net Assets From Operations:
Net Investment Income	$ 26,696	$ 72,535
Net Realized Gain on Investments	788,439	514,857
Unrealized Appreciation on Investments	2,061,780	1,303,671
Net Increase in Net Assets Resulting from Operations	2,876,915	1,891,063

Distributions to Shareholders from:
Net Investment Income	0	(56,952)
Realized Gains	0	(503,162)
Net Change in Net Assets from Distributions	0	(560,114)

Capital Share Transactions:
Proceeds from Sale of Shares	3,119,452	9,700,941
Shares Issued on Reinvestment of Dividends	0	543,897
Cost of Shares Redeemed	(254,907)	(631,091)
Net Increase from Shareholder Activity	2,864,545	9,613,747

Net Assets:
Net Increase in Net Assets	5,741,460	10,944,696
Beginning of Period	21,968,656	11,023,960
End of Period (Including Undistributed Net Investment Income
of $42,280 and $15,583, respectively)	$ 27,710,116	$ 21,968,656

Share Transactions:
Shares Sold	122,023	407,810
Shares Issued on Reinvestment of Dividends	0	24,162
Shares Redeemed	(10,055)	(29,137)
Net Increase in Shares	111,968	402,835
Outstanding at Beginning of Period	905,265	502,430
Outstanding at End of Period	1,017,233	905,265

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	10/31/2007	4/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 283,000	$ 540,565
Net Realized Gain on Investments	10,012	45,849
Unrealized Appreciation (Depreciation) on Investments	(147,578)	39,388
Net Increase in Net Assets Resulting from Operations	145,434	625,802

Distributions to Shareholders:
Net Investment Income	(280,154)	(534,816)
Realized Gains	0	0
Total Dividends and Distributions Paid to Shareholders	(280,154)	(534,816)

Capital Share Transactions:
Proceeds from Sale of Shares	271,438	769,408
Shares Issued on Reinvestment of Dividends	235,526	439,614
Cost of Shares Redeemed	(915,359)	(318,885)
Net Increase (Decrease) from Shareholder Activity	(408,395)	890,137

Net Assets:
Net Increase (Decrease) in Net Assets	(543,115)	981,123
Beginning of Period	11,021,495	10,040,372
End of Period (Including Undistributed Net Investment Income of
$21,282 and $18,436, respectively)	$ 10,478,380	$ 11,021,495

Share Transactions:
Shares Sold	27,187	75,865
Shares Issued on Reinvestment of Dividends	23,827	43,954
Shares Redeemed	(91,752)	(31,712)
Net Decrease in Shares	(40,738)	(88,107)
Outstanding at Beginning of Period	1,094,535	1,006,428
Outstanding at End of Period	1,053,797	1,094,535

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	10/31/2007		4/30/2007	4/30/2006	4/30/2005	4/30/2004	4/30/2003

Net Asset Value, at Beginning of Period	$ 24.27		$ 21.94	$ 18.57	$ 17.62	$ 13.94	$ 17.25

Income From Investment Operations:
Net Investment Income (Loss) *	0.85		0.13	0.03	0.08	(0.02)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	2.12		3.27	4.80	1.65	3.72	(3.32)
Total from Investment Operations	2.97		3.40	4.83	1.73	3.70	(3.30)

Distributions:
Net Investment Income	0.00		(0.11)	(0.06)	(0.06)	(0.02)	0.00
Realized Gains	0.00		(0.96)	(1.40)	(0.72)	0.00	(0.01)
Total from Distributions	0.00		(1.07)	(1.46)	(0.78)	(0.02)	(0.01)

Net Asset Value, at End of Period	$ 27.24		$ 24.27	$ 21.94	$ 18.57	$ 17.62	$ 13.94

Total Return **	12.24%		15.86%	26.77%	10.01%	26.55%	(19.11)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 27,710		$ 21,969	$ 11,024	$ 7,341	$ 6,596	$ 5,278
Before Waivers
Ratio of Expenses to Average Net Assets	1.50%	***	1.66%	1.76%	2.01%	2.05%	2.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	***	0.43%	(0.12)%	(0.10)%	(0.66)%	(0.71)%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	***	0.59%	0.13%	0.41%	(0.12)%	0.16%
Portfolio Turnover	15.45%		19.46%	21.97%	47.54%	46.42%	54.64%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
*** Annualized
The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	10/31/2007		4/30/2007	4/30/2006	4/30/2005	4/30/2004	4/30/2003

Net Asset Value, at Beginning of Period	$ 10.07		$ 9.98	$ 10.21	$ 10.12	$ 9.90	$ 9.23

Income From Investment Operations:
Net Investment Income (Loss) *	0.26		0.53	0.49	0.45	0.52	0.57
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.12)		0.08	(0.24)	0.09	0.22	0.67
Total from Investment Operations	0.14		0.61	0.25	0.54	0.74	1.24

Distributions:
Net Investment Income	(0.27)		(0.52)	(0.48)	(0.45)	(0.52)	(0.57)
Realized Gains	0.00		0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.27)		(0.52)	(0.48)	(0.45)	(0.52)	(0.57)

Net Asset Value, at End of Period	$ 9.94		$ 10.07	$ 9.98	$ 10.21	$ 10.12	$ 9.90

Total Return **	1.39%		6.27%	2.43%	5.42%	7.61%	14.04%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,478		$ 11,021	$ 10,040	$ 8,786	$ 8,451	$ 8,158
Before Waivers
Ratio of Expenses to Average Net Assets	1.83%	***	1.66%	1.67%	1.68%	1.64%	1.72%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.53%	***	4.71%	4.28%	3.79%	4.61%	5.48%
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	***	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.26%	***	5.27%	4.85%	4.36%	5.15%	6.11%
Portfolio Turnover	4.72%		15.04%	14.61%	1.76%	10.15%	37.26%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007 (UNAUDITED)

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund”), were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995. The Value Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Croft Income Fund seeks a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation: The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost which the Corporations Directors have determined to approximate their market value.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities trade on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the Funds’ financial statements and has not yet been determined.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. There were no reclassifications for the six months ended October 31, 2007.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and rates.

Fair Value Measurements: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of October 31, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Croft-Leominster Inc. (the “Advisor”) as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the six months ended October 31, 2007, the Advisor earned fees from the Value Fund of $113,751 before the reimbursement described below.  Through September 30, 2007, the Advisor had contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions, underlying Fund fees and extraordinary expenses) of the Value Fund’s average net assets. Effective October 1, 2007 through October 31, 2008, the Fund's investment manager has agreed to increase the amount of fee waivers and/or expense reimbursements for the Croft Value Fund (the "Fund") so that the Fund's Net Annual Operating Expenses are reduced from 1.48% of the Fund's average net assets to 1.49% of average net assets.  At October 31, 2007 the Value Fund owed the Advisor $20,338.

For the six months ended October 31, 2007, the Advisor earned fees from the Income Fund of $42,543 before the reimbursement described below.  Through October 31, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Income Fund’s average net assets.  For the six months ended October 31, 2007, the Advisor waived $39,384 of the advisory fee from the Income Fund.

Pursuant to a plan of Distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to reinstate the 12b-1 fee on July 1, 2007. For the six months ended October 1, 2007, the Value Fund and the Income Fund incurred distribution fees of $20,800 and $13,800, respectively.

A director and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2007, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft Value and the Croft Income Fund), and paid-in capital amounted to $10,837,118 for the Income Fund and $20,333,013 for the Value Fund.

Note 5. Investments

Croft Value Fund

For the six months ended October 31, 2007, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $5,425,576 and $3,340,639, respectively. For federal income tax purposes, as of October 31, 2007, the gross unrealized appreciation for all securities totaled $6,911,432 and the gross unrealized depreciation for all securities totaled $599,741, for a net unrealized appreciation of $6,311,691.  The aggregate cost of securities for federal income tax purposes at October 31, 2007 was $21,392,587.

Croft Income Fund

For the six months ended October 31, 2007, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $317,291 and $300,699, respectively. For the six months ended October 31, 2007, the cost of purchases and the proceeds from the sales of U.S. Government securities, aggregated $0 and $0, respectively. For federal income tax purposes, as of October 31, 2007, the gross unrealized appreciation for all securities totaled $422,099 and the gross unrealized depreciation for all securities totaled $245,973, for a net unrealized appreciation of $176,126.  The aggregate cost of securities for federal income tax purposes at October 31, 2007 was $10,104,043.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

CROFT VALUE FUND

The tax character of distributions paid during the six months ended October 31, 2007 and fiscal year ended April 30, 2007 were as follows:

Distributions paid from:	10/31/2007	4/30/2007
Undistributed Net Investment Income	$0	$56,952
Short-Term Capital Gain	0	16,287
Long-Term Capital Gain	0	486,875
	0	$560,114

As of October 31, 2007 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Ordinary Income (Short Term Gain)                                                                                $                42,280

Undistributed long-term capital gain/ (accumulated losses)                                                             1,023,132

Unrealized appreciation/ (depreciation)                                                                                          6,311,691

                                                                                                                                          $          7,377,103

There are no differences between book basis and tax-basis unrealized appreciation (depreciation).

CROFT INCOME FUND

The Income Fund makes quarterly income distributions. During the six months ended October 31, 2007, distributions of $0.27 aggregating $280,154 were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2007 and 2006 were as follows:

Distributions from:	October 31, 2007	April 30, 2007
Ordinary Income	$280,154	$534,816
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$280,154	$534,816

As of October 31, 2007 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 21,282
Undistributed long-term capital gain/ (accumulated losses)	(556,146)
Unrealized appreciation/ (depreciation)	176,126
$(358,738)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 7. Control Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2 (a) 9 of the Act.  As of October 31, 2007 Jupiter and Company held approximately 36% of the voting securities of the Value Fund.

Croft Funds
Expense Illustration
October 31, 2007 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2007	October 31, 2007	May 1, 2007 to October 31, 2007

Actual	$1,000.00	$1,122.37	$8.02
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period **
	May 1, 2007	October 31, 2007	May 1, 2007 to October 31, 2007

Actual	$1,000.00	$1,122.37	$7.92
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.74	$7.53

** Expenses are equal to the Fund's annualized expense ratio, effective October 1, 2007, of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2007	October 31, 2007	May 1, 2007 to October 31, 2007

Actual	$1,000.00	$1,013.91	$5.58
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

CROFT FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

OCTOBER 31, 2007

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Advisory Agreement Renewal

For the meeting held on June 19, 2007, the majority of the independent directors voted in-person to unanimously renew the Advisory Agreement between the Corporation and Croft-Leominster, Inc. for another year.

For the investment performance of the Funds, the Directors reviewed information provided in a report regarding each Fund’s performance for various periods since inception of the Fund compared to an appropriate index.  It was the consensus of the Directors that the Advisor had performed well in the area of portfolio management for the Funds.

As for the cost of the services provided by the Advisor, the Directors reviewed information regarding the cost of the services provided by the Advisor to the Funds, including information regarding salaries, overhead and other expenses of the Advisor.  The Directors reviewed the fees charged by the Advisor compared to other mutual funds and discussed the reasonableness of the Advisor fees.     The Board considered the fact that the Adivsor has been reimbursing expenses to maintain total expenses at current levels. The Directors concluded that the fees required by the Management Agreement were reasonable

As to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed information regarding the Advisor’s business operations and personnel.  The Directors also reviewed certifications from the Advisors regarding compliance with the Advisor’s code of ethics.  The Directors concluded that the nature and extent of services required of the Advisor were reasonable and consistent with the Board’s expectations.   The Directors concluded that the Advisor has the resources to provide high quality advisory services to the Funds.  The Board discussed various criteria in evaluating the Advisor, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.  Having come to the conclusion that the Advisor compared favorably based on all five criteria, and upon motion duly made, the Directors unanimously approved the continuance of the Investment Management Agreement between the Corporation and Croft-Leominster, Inc. for an additional year.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft Funds. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date January 8, 2008

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date January 8, 2008

* Print the name and title of each signing officer under his or her signature.